Exhibit 99.2

Case 23-11704-BLS Doc 134 Filed 11/21/23 Page 1 of 12

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re. RVL PHARMACEUTICALS, INC. §
§
Debtor(s) §
§

Case No. 23-11705

Lead Case No. 23-11704

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 10/31/2023

Petition Date: 10/12/2023

Months Pending: 1

Industry Classification: 3 2 5 4

Reporting Method: Accrual Basis ◉ Cash Basis ◯

Debtor's Full-Time Employees (current): 72

Debtor's Full-Time Employees (as of date of order for relief): 72

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☒ Schedule of payments to insiders
- ☐ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Brendan J. Schlauch
Signature of Responsible Party

11/21/2023
Date

Brendan J. Schlauch
Printed Name of Responsible Party

Richards, Layton & Finger, P.A.
One Rodney Square, 920 N. King Street
Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

Case 23-11704-BLS Doc 134 Filed 11/21/23 Page 2 of 12

Debtor's Name RVL PHARMACEUTICALS, INC. Case No. 23-11705

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$6,662,780	
b.	Total receipts (net of transfers between accounts)	$8,764,718	$8,764,718
c.	Total disbursements (net of transfers between accounts)	$2,987,505	$2,987,505
d.	Cash balance end of month (a+b-c)	$12,439,993	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$2,987,505	$2,987,505

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$39,300
b.	Accounts receivable over 90 days outstanding (net of allowance)	$54,737
c.	Inventory (Book ● Market ○ Other ○ (attach explanation))	$3,669,103
d	Total current assets	$18,151,094
e.	Total assets	$33,258,918
f.	Postpetition payables (excluding taxes)	$8,027,226
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$8,027,226
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$117,760,278
n.	Total liabilities (debt) (j+k+l+m)	$125,787,504
o.	Ending equity/net worth (e-n)	$-92,528,586

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$1,226,936	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$323,195	
c.	Gross profit (a-b)	$903,741	
d.	Selling expenses	$616,947	
e.	General and administrative expenses	$1,064,934	
f.	Other expenses	$168,785	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$445,010	
k.	Profit (loss)	$0	$1,391,936

UST Form 11-MOR (12/01/2021) 2

Case 23-11704-BLS Doc 134 Filed 11/21/23 Page 3 of 12

Debtor's Name RVL PHARMACEUTICALS, INC. Case No. 23-11705

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
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UST Form 11-MOR (12/01/2021) 3

Case 23-11704-BLS Doc 134 Filed 11/21/23 Page 4 of 12

Debtor's Name RVL PHARMACEUTICALS, INC. Case No. 23-11705

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UST Form 11-MOR (12/01/2021) 4

Case 23-11704-BLS Doc 134 Filed 11/21/23 Page 5 of 12

Debtor's Name RVL PHARMACEUTICALS, INC. Case No. 23-11705

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
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UST Form 11-MOR (12/01/2021) 5

Case 23-11704-BLS Doc 134 Filed 11/21/23 Page 6 of 12

Debtor's Name RVL PHARMACEUTICALS, INC. Case No. 23-11705

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UST Form 11-MOR (12/01/2021) 6

867)RUP 025 'HEWRU V1DPH 59/3+$50$&(87,&$/6 ,1& &DVH1R OYLL OYLLL OL[ O[ O[L O[LL O[LLL O[LY O[Y O[YL O[YLL O[YLLL O[L[ O[[ O[[L O[[LL O[[LLL O[[LY O[[Y O[[YL O[[YLL O[[YLL O[[L[ O[[[ O[[[L O[[[LL O[[[LL O[[[LY O[[[Y O[[[YL O[[[YL O[[[YL O[[[L[ [F [FL [FLL [FLLL [FLY [FY [FYL [FYLL [FYLLL Case 23-11704-BLS Doc 134 Filed 11/21/23 Page 7 of 12

Case 23-11704-BLS Doc 134 Filed 11/21/23 Page 8 of 12

Debtor's Name RVL PHARMACEUTICALS, INC. Case No. 23-11705

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c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$176,399	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ● No ○
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ●
c.	Were any payments made to or on behalf of insiders?	Yes ● No ○
d.	Are you current on postpetition tax return filings?	Yes ● No ○
e.	Are you current on postpetition estimated tax payments?	Yes ● No ○
f.	Were all trust fund taxes remitted on a current basis?	Yes ● No ○
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ● No ○
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ○ N/A ●
i.	Do you have: Worker's compensation insurance?	Yes ● No ○
	If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
	Casualty/property insurance?	Yes ● No ○
	If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
	General liability insurance?	Yes ● No ○
	If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ● No ○
k.	Has a disclosure statement been filed with the court?	Yes ● No ○
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ● No ○

UST Form 11-MOR (12/01/2021) 8

Case 23-11704-BLS Doc 134 Filed 11/21/23 Page 9 of 12

Debtor's Name RVL PHARMACEUTICALS, INC. Case No. 23-11705

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Brian Markison
Signature of Responsible Party

Brian Markison
Printed Name of Responsible Party

Chief Executive Officer
Title

11/21/2023
Date

UST Form 11-MOR (12/01/2021) 9

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IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE ) In re: ) Chapter 11 ) RVL PHARMACEUTICALS, INC. ) ) Case No. 23-11705 (BLS) Debtors.1 ) (Jointly Administered) ) GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY AND DISCLAIMERS REGARDING OCTOBER 31, 2023, MONTHLY OPERATING REPORT Description of Chapter 11 Cases The debtor and debtor in possession (the “Debtor”) in the above-captioned chapter 11 case (the “Chapter 11 Case”) has prepared and filed the attached October 31, 2023, Monthly Operating Report (the “MOR”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtor has prepared the MOR with the assistance of its advisors and professionals solely for the purpose of complying with the reporting requirements applicable in the Chapter 11 Case and is in a format consistent with the instructions provided by the Office of the United States Trustee for the District of Delaware. Debtor in Possession Financial Statements The financial statements and supplemental information presented in this MOR have been prepared using the Debtors' books and records solely to comply with the monthly reporting requirements under the United States Bankruptcy Code and those of the United States Trustee for the District of Delaware. The financial statements and other information presented herein are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“US GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtors' good faith attempt to comply with the requirements of the United States Bankruptcy Code and those of the United States Trustee using the resources available. This information is limited in scope to the requirements of this MOR. These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with US GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material. Certain totals may not sum due to rounding. 1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: RevitaLid Pharmaceutical Corp. (0983), RVL Pharmaceuticals, Inc. (7918), and RVL Pharmacy, LLC (6132). The location of the Debtors’ principal place of business is 400 Crossing Boulevard, Bridgewater, New Jersey 08807. Case 23-11704-BLS Doc 134-1 Filed 11/21/23 Page 1 of 7

Part 1: Cash Receipts and Disbursements The cash flow contained in the attached MOR is prepared on a bank/cash basis, not in accordance with US GAAP. The MOR presents the Debtor’s receipts and disbursements for the period from October 12, 2023, through October 31, 2023. Part 2: Asset and Liability Status The amounts identified in Part 2 of the MOR are derived from the Debtor’s unaudited and estimated accrual-based Balance Sheet as of October 31, 2023. Postpetition payables includes accounts payable and amounts due to affiliated debtor entity, RevitaLid Pharmaceutical Corp. Please refer to the notes above for information about presentation and limitations that may exist in the MOR. Part 4: Income Statement (Statement of Operations) The Debtor’s Income Statement per this MOR presents the Debtor’s best estimate of its Statement of Operations, on an accrual basis, for the period from October 12, 2023, through October 31, 2023. Please refer to the notes above for information about presentation and limitations that may exist in the MOR. Part 6: Postpetition Taxes. The Debtor collects, withholds, and incurs withholding, and income taxes, as well as other business and regulatory fees and assessments (collectively, the “Taxes and Fees”). The Debtor remits the Taxes and Fees to various federal, state, and local governments (collectively, the “Authorities”). The Debtor pays the Taxes and Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of a particular Tax or Fee. The Court entered Interim and final orders [Docket No. 36 & 75] authorizing, but not directing, the Debtor to, among other things, pay Taxes and Fees that arise or accrue in the ordinary course of business on a postpetition basis consistent with prepetition practices. The Debtor believes that it is current with respect to any outstanding, postpetition amounts due. Part 7a: Questionnaire Payments on prepetition unsecured debts totaling $1,812,221 were made in accordance with the approved interim and final “first day” relief granted by the Court. Part 7c: Questionnaire All payments to insiders were on account of ordinary course salaries and benefits or intercompany transfers to RVL Pharmaceuticals, plc, in each case, made in accordance with interim and final orders entered by the Court. See Docket Nos. 37, 39, 78 & 79. Case 23-11704-BLS Doc 134-1 Filed 11/21/23 Page 2 of 7

RVL PHARMACEUTICALS, INC. Case No. 23-11705 Debtor Reporting Period: October 12, 2023 through October 31, 2023 MOR-1 Part 1: Schedule of Cash Receipts and Disbursements - Unaudited 10/12/23 - 10/31/23 $ in USD - Rounded to Nearest Whole Dollar RVL PHARMACEUTICALS, INC. Schedule of Cash Receipts and Disbursements Operating Cash Flow Operating Receipts 1,264,718 $ Operating Disbursements (763,336) Operating Cash Flow 501,382 $ DIP Proceeds 7,500,000 $ DIP Interest / Fees (311,948) DIP Financing Activity 7,188,052 $ Restructuring/Non-Recurring First Day Relief1 (1,812,221) Professional Fees - UST Fees - Restructuring/Non-Recurring (1,812,221) $ Intercompany Transfers Debtor Affiliates - Non-Debtor Affiliates (100,000) Intercompany Transfers (100,000) $ Net Cash Flow $ 5,777,213 Available Debtor Beginning Cash Balance $ 6,662,780 Change +/- 5,777,213 Available Debtor Ending Cash Balance $ 12,439,993 Notes 1 All first day relief payments by the Debtors have been made pursuant to the first day motions and are below the respective interim limits imposed. Case 23-11704-BLS Doc 134-1 Filed 11/21/23 Page 3 of 7

RVL PHARMACEUTICALS, INC. Case No. 23-11705 Debtor Reporting Period: October 12, 2023 through October 31, 2023 MOR-2 Part 2: Balance Sheet - Unaudited October 31, 2023 $ in USD - Rounded to Nearest Whole Dollar RVL PHARMACEUTICALS, INC. Current Assets: Cash and Cash Equivalents $ 12,439,993 Accounts Receivable and Other Receivables 94,037 Inventories, Net 3,699,103 Prepaid Expenses and Other Current Assets 1,917,961 Total Current Assets $ 18,151,094 Property, Plant and Equipment, Net 2,947,144 Intercompany 12,152,055 Other Non-Current Assets 8,625 Total Non-Current Assets $ 15,107,824 Total Assets $ 33,258,918 Current Liabilities (Post-Petition) Accounts Payable and Accrued Expenses - Trade 770,717 Accounts Payable and Accrued Expenses - Intercompany 7,140,941 Accrued Payroll and Benefits 115,567 Other Current Liabilities - Debtor in Posession Financing - Total Liabilities Not Subject to Compromise $ 8,027,226 Liabilities Subject to Compromise 117,760,278 Total Equity $ (92,528,586) Total Liabilities + Equity $ 33,258,918 Notes Case 23-11704-BLS Doc 134-1 Filed 11/21/23 Page 4 of 7

RVL PHARMACEUTICALS, INC. Case No. 23-11705 Debtor Reporting Period: October 12, 2023 through October 31, 2023 MOR-3 Part 4: Statement of Operations - Unaudited 10/12/23 - 10/31/23 $ in USD - Rounded to Nearest Whole Dollar RVL PHARMACEUTICALS, INC. Gross Profit Net Product Sales $ 1,226,936 Cost of Goods Sold (323,195) Gross Profit $ 903,740 Expenses: Selling, General and Administrative Expenses (1,681,881) Research and Development Expenses (9,032) Other Operating Expenses (159,753) Total Operating Expenses $ (1,850,666) Reorganization Items (445,010) Interest Expense and Fees - Profit (loss) Before Income Tax $ (1,391,936) Provision for Taxes - Profit (Loss) $ (1,391,936) Notes Case 23-11704-BLS Doc 134-1 Filed 11/21/23 Page 5 of 7

Case 23-11704-BLS Doc 134-1 Filed 11/21/23 Page 6 of 7

RVL PHARMACEUTICALS, INC.
Debtor

Case No. 23-11705

Reporting Period: October 12, 2023 through October 31, 2023

MOR-4
Part 7c: Payments to Insiders

$ in USD - Rounded to Nearest Whole Dollar

Part 7c: Payments to Insiders

Date of Payment	Account Used	Amount	Reason for Payment
10/18/2023	3535	40,537	Salary + Benefits
10/27/2023	3535	100,000	Wind Down Costs to RevitaLid Pharmaceutical PLC
10/31/2023	3535	39,991	Salary + Benefits
Total Payments to Insiders		**$ 180,529**	

Notes

RVL PHARMACEUTICALS, INC. Case No. 23-11705 Debtor Reporting Period: October 12, 2023 through October 31, 2023 MOR-5 Part 7g: Post-Petition Borrowings $ in USD - Rounded to Nearest Whole Dollar Part 7g: Post-Petition Borrowings On October 13, 2023 an interim order was approved for Debtor In Possession Financing [docket entry 40] granting the Debtors use of $7.5 million of a proposed $17.5 million Debtor In Possession financing facility. The remaining and final $10 million in DIP financing was subsequently approved by the Court's final order approved on November 9, 2023 [docket entry 88]. Post-petition borrowing of the Debtor during the period represents an intercompany loan from Debtor affilitate, RevitaLid Pharmaceutical Corporation, to downstream the $7.5 million proceeds from the interim draw on the DIP financing. Case 23-11704-BLS Doc 134-1 Filed 11/21/23 Page 7 of 7